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                                                                     EXHIBIT 5A

[PRUDENTIAL LOGO]

                                STRATEGIC PARTNERS VARIABLE ANNUITY APPLICATION
                                     Flexible Payment Variable Deferred Annuity

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                Pruco Life Insurance Company of NewJersey, a subsidiary of The Prudential Insurance Company of America
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                On these pages, I, you,and your refer to the contract owner. We, us, and our refer to the Prudential Insurance
                Company of America ("Prudential") or to the Prudential subsidiary that issued your annuity.
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  CONTRACT      Contract number (if any)  |__________________________|
  OWNER
  INFORMATION   [  ]Individual   [  ]Corporation   [  ]UGMA/UTMA   [  ]Other

                TRUST: [  ]Grantor   [  ]Revocable   [  ]Irrevocable   TRUST DATE (mo., day, year) |______________________________|

                Name of owner (first, middle initial, last name)

                |_________________________________________________________________________________________________________________|

                Street                                                                            Apt.

                |_________________________________________________________________________________________________________________|

                City                                          State     ZIP code

                |____________________________________|       |_____|   |________________|

                Social Security number/TIN      Date of birth (mo., day, year)    Telephone number

                |___________________________|   |___________________________|     |_______________________________________________|

                [  ] Female      [  ] U.S. citizen    [  ] I am not a U.S. citizen or resident alien. I am a citizen of
                [  ] Male        [  ] Resident alien       |______________________________________________________________________|

                If a corporation or trust is indicated above, please check the following as it applies.

                [  ] Tax-exempt entity under IRS Code 501      [  ] Trust acting as agent for an individual under IRS Code 72(u)

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  ANNUITANT     This section must be completed only if the annuitant is not the owner or if the owner is a trust or a corporation.
  INFORMATION
  (if different Name of annuitant (first, middle initial, last name)
  than the
  owner)        |_________________________________________________________________________________________________________________|

                Street                                                                           Apt.

                |_________________________________________________________________________|      |________________________________|

                City                                          State                    ZIP code

                |_________________________________________________________________________________________________________________|

                Social Security number/TIN      Date of birth (mo., day, year)    Telephone number

                |___________________________|   |___________________________|     |_______________________________________________|

                [  ] Female      [  ] U.S. citizen     [  ] I am not a U.S. citizen or resident alien. I am a citizen of
                [  ] Male        [  ] Resident alien        |_____________________________________________________________________|

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  CO-ANNUITANT  Name of co-annuitant (first, middle initial, last name)
  INFORMATION
  (if any)      |_________________________________________________________________________________________________________________|
  Do not
  complete if   Social Security number/TIN      Date of birth (mo., day, year)    Telephone number
  you are
  opening       |___________________________|   |___________________________|     |_______________________________________________|
  an IRA.
                [  ] Female      [  ] U.S. citizen     [  ] I am not a U.S. citizen or resident alien. I am a citizen of
                [  ] Male        [  ] Resident alien        |_____________________________________________________________________|

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Pruco Corporate Office: Pruco Life Insurance Company of New Jersey, Newark, NJ
07102

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ORD 99667 New York                                                    Ed 12/2000
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  BENEFICIARY   [ X ] PRIMARY CLASS
  INFORMATION
  (Please add   Name of beneficiary (first, middle initial, last name) If trust,
  additional    include name of trust and trustee's name.
  beneficiaries
  in section    |_________________________________________________________________________________________________________________|
  17.)

                TRUST:  [  ] Revocable   [  ] Irrevocable           TRUST DATE (mo., day, year) |_________________________________|

                Beneficiary's relationship to owner |_________________________________________________|

                CHECK ONLY ONE:   [  ] Primary class   [  ] Secondary class

                Name of beneficiary (first, middle initial, last name) If trust, include name of trust and trustee's name.

                |_________________________________________________________________________________________________________________|

                TRUST:  [  ] Revocable   [  ] Irrevocable           TRUST DATE (mo., day, year) |_________________________________|

                Beneficiary's relationship to owner |_________________________________________________|

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  ELECTION OF   Complete this section if you want to elect Credit. See section 14 for additional information.
  CREDIT
                [  ] Yes,I want Credit.

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  DEATH         Check one of the following two Death Benefit options. See section 14 for additional information.
  BENEFIT
                [  ] Base Death Benefit.

                [  ] Guaranteed Minimum Death Benefit with an annual Step-Up option.

                Indicate below if you want to elect the Earnings Appreciator. See section 14 for additional information.

                [  ] Yes, I would like to elect the Earnings Appreciator.

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  TYPE OF PLAN  PLAN TYPE
  AND SOURCE
  OF FUNDS      Check only one:    [  ] Non-qualified    [  ] Traditional IRA
  (minimum of   -------------------------------------------------------------------------------------------------------------------
  $10,000)      SOURCE OF FUNDS:

                Check all that apply:

                [  ] Total amount of the check(s) included with this
                     application. (Make checks payable to Prudential.)        $|_____|, |______|, |______|.|____|

                [  ] IRA Rollover                                             $|_____|, |______|, |______|.|____|

                If Traditional IRA new contribution(s) for the current and/or previous year, complete the following:

                $|__|, |______|. |______| Year |_______________|         $|__|, |______|. |______| Year |_______________|

                [  ] 1035 Exchange (non-qualified only), estimated amount:    $|_____|, |______|, |______|.|____|

                [  ] IRA Transfer (qualified), estimated amount:              $|_____|, |______|, |______|.|____|

                [  ] Direct Rollover (qualified), estimated amount:           $|_____|, |______|, |______|.|____|

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ORD 99667 New York                                                    Ed 12/2000
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  PURCHASE      Please write in the percentage of your payment that you want to allocate to the following options. The total must
  PAYMENT       equal 100 percent.  IF CHANGES ARE MADE TO THE ALLOCATIONS LISTED BELOW, THE APPLICANT MUST INITIAL THE CHANGES.
  ALLOCATION(S)

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  INTEREST RATE OPTIONS                    |OPTION    |        |                                              |OPTION      |
  (Not available if you elect Credit.)     |CODES     |   %    |VARIABLE INVESTMENT OPTIONS (continued)       |CODES       |   %
-------------------------------------------|----------|--------|----------------------------------------------|------------|-------
  1 Year Fixed-Rate Option                 |1YRFXD    |        |SP Davis Value Portfolio                      |VALUE       |
-------------------------------------------|----------|--------|----------------------------------------------|------------|-------
  Dollar Cost Averaging (DCA) 6 Month(*)   |DCA6      |        |SP Deutsche International Equity Portfolio    |DEUEQ       |
-------------------------------------------|----------|--------|----------------------------------------------|------------|-------
  Dollar Cost Averaging (DCA) 12 Month(*)  |DCA12     |        |SP Growth Asset Allocation Portfolio          |GRWAL       |
-------------------------------------------|----------|--------|----------------------------------------------|------------|-------
  VARIABLE INVESTMENT OPTIONS              |          |        |SP INVESCO Small Company Growth Portfolio     |VIFSG       |
-------------------------------------------|----------|--------|----------------------------------------------|------------|-------
  Prudential Global Portfolio              |GLEQ      |        |SP Jennison International Growth  Portfolio   |JANIN       |
-------------------------------------------|----------|--------|----------------------------------------------|------------|-------
  Prudential Jennison Portfolio            |GROWTH    |        |SP Large Cap Value Portfolio                  |LRCAP       |
-------------------------------------------|----------|--------|----------------------------------------------|------------|-------
  Prudential Money Market Portfolio        |MMKT      |        |SP MFS Capital Opportunities Portfolio        |MFSCO       |
-------------------------------------------|----------|--------|----------------------------------------------|------------|-------
  Prudential Stock Index Portfolio         |STIX      |        |SP MFS Mid Cap Growth Portfolio               |MFSMC       |
-------------------------------------------|----------|--------|----------------------------------------------|------------|-------
  SP Aggressive Growth Asset               |          |        |                                              |            |
  Allocation Portfolio                     |AGGGW     |        |SP PIMCO High Yield Portfolio                 |HIHLD       |
-------------------------------------------|----------|--------|----------------------------------------------|------------|-------
  SP AIM Aggressive Growth Portfolio       |AIMAG     |        |SP PIMCO Total Return Portfolio               |RETRN       |
-------------------------------------------|----------|--------|----------------------------------------------|------------|-------
  SP AIM Growth and Income Portfolio       |AIMGI     |        |SP Prudential U.S. Emerging Growth Portfolio  |EMRGW       |
-------------------------------------------|----------|--------|----------------------------------------------|------------|-------
  SP Alliance Large Cap Growth Portfolio   |LARCP     |        |SP Small/Mid Cap Value Portfolio              |SMDVL       |
-------------------------------------------|----------|--------|----------------------------------------------|------------|-------
  SP Alliance Technology Portfolio         |ALLTC     |        |SP Strategic Partners Focus Growth Portfolio  |STRPR       |
-------------------------------------------|----------|--------|----------------------------------------------|------------|-------
                                           |          |        |Janus Aspen Series Growth Portfolio-          |            |
  SP Balanced Asset Allocation Portfolio   |BALAN     |        |Service Shares                                |JANSR       |
-------------------------------------------|----------|--------|----------------------------------------------|------------|-------
  SP Conservative Asset Allocation         |          |        |                                              |            |
  Portfolio                                |CONSB     |        |TOTAL                                         |            |  100%
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  * THE DOLLAR EQUIVALENT OF THE PERCENTAGE ALLOCATED MUST EQUAL AT LEAST
  $5,000.

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  DOLLAR COST   If you elect to use more than one Dollar Cost Averaging option, you must also complete a Request for Dollar Cost
  AVERAGING     Averaging Enrollment or Change form (ORD78275).
  PROGRAM
                [  ] DOLLAR COST AVERAGING: I authorize Prudential to automatically transfer funds as indicated below.

                TRANSFER FROM: (You cannot transfer from the 1 Year Fixed-Rate option.)*

                * If you selected the DCA6 or DCA12 option in section 8, only complete the TRANSFER TO information.

                Option code: |___________________|  $|_____|, |______|, |______|.         OR |________| %

                TRANSFER FREQUENCY:  [  ] Annually    [  ] Semiannually    [  ] Quarterly    [  ] Monthly

                TRANSFER TO: (You cannot transfer to the Interest Rate Options.) The total of the two columns must equal 100 percent.

                OPTION CODE           PERCENT            OPTION CODE           PERCENT
                |_______________|     |_______| %        |______________|      |______| %
                |_______________|     |_______| %        |______________|      |______| %
                |_______________|     |_______| %        |______________|      |______| %

                I understand that the transfer will continue until: (1) I terminate the program; (2) the funds in the account from which money is being transferred are exhausted; or (3) the funds in the account fall below the required minimum. I also understand that the Dollar Cost Averaging (DCA) programs are described in and subject to the rules and restrictions contained in the prospectus, and that upon termination of the DCA6 or DCA12 programs, I will no longer receive the interest at the rate associated with this program.
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ORD 99667 New York                                                    Ed 12/2000
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  AUTO-         [  ]AUTO-REBALANCING: I want to maintain my allocation percentages. Please have my portfolio mix automatically
  REBALANCING   adjusted as allocated in section 8under my variable investment options.

                Adjust my portfolio: [  ] Annually [  ] Semiannually [  ] Quarterly [  ] Monthly

                Please specify the start date if different than the contract date:|_____| |____| |_____|
                                                                                   month    day    year
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  AUTOMATED     [  ] AUTOMATED WITHDRAWAL:I would like to elect automatic withdrawals from my annuity contract.

                Automated  withdrawals can be made monthly, quarterly, semiannually, or annually. The amount of each withdrawal must be at least $100. You must complete the Request for Partial or Automated Withdrawal form (ORD 78276) in order to specify start date, frequency, and amount of withdrawals.

                NOTE:AUTOMATIC WITHDRAWALS CANNOT BE USED TO CONTINUE THE CONTRACT BEYOND THE MATURITY DATE. ON THE MATURITY DATE
                THE CONTRACT MUST ANNUITIZE.

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  AGGREGATION   [  ] I have purchased another non-qualified annuity from Prudential or an affiliated company this calendar year.
  (non-
  qualified          Contract number  |_________________________________|
  annuities
  only)
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  REPLACEMENT   THIS SECTION MUST BE COMPLETED.
  (Please enter
  additional    Will the proposed annuity contract replace any existing insurance policy(ies) or annuity contract(s)?
  comments in
  section 17.)  [  ]Yes     [  ]No

                If "Yes," provide the following information for each policy or contract and attach all applicable Prudential disclosure and state replacement forms.

                Company name

                |_________________________________________________________________________________________________________________|

                Policy or contract number     Year of issue (mo., day, year)   Name of plan (if applicable)

                |_________________________________________________________________________________________________________________|

                THIS QUESTION MUST BE COMPLETED BY THE REPRESENTATIVE.

                Do you have, from any source, facts that any person named as the owner above is replacing or changing any current insurance or annuity in any company?

                [  ] Yes      [  ] No

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  FEATURES AND  Please note that you have various options available under this annuity contract. You have made choices concerning:
  COSTS OF A    (1) the addition of a Credit to your purchase payment; (2) the Death Benefit available to your beneficiaries; and
  STRATEGIC     (3) the Earnings Appreciator. Each of these choices has both costs and benefits associated with it.
  PARTNERS
  VARIABLE      The following is a summary of the costs, which you should review before signing this application. If you have
  ANNUITY       any questions, please consult with your representative and review the contract or prospectus, which contains a more complete explanation of these features.

                      CREDIT. (a) The addition of the Credit to each purchase payment results in a longer surrender charge period for your contract. The surrender charge period is nine years, rather than for seven years should you elect not to receive the Credit. (b) The Credit that is added to each purchase payment vests over a seven year period.
                      If you make a withdrawal, or if certain other events occur during the period in which the Credit associated with that purchase payment is still vesting, you will receive only the vested portion of the Credit. We will recapture the non-vested portion of the Credit according to the vesting schedule. (c) If the Credit is elected, no fixed investment options are available under your contract. This includes the Dollar Cost
                      Averaging Fixed Interest Rate Investment Option. (d) If the Credit is elected, the commission paid to your representative in connection with your purchase is lower than if you had not elected the Credit.

                      GUARANTEED MINIMUM DEATH BENEFIT (GMDB). The Insurance Charge for the contract is 1.40 percent if you do not elect GMDB. There is an additional charge of 0.20 percent for GMDB with an annual Step-Up.

                                                                                                                       (continued)
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ORD 99667 New York                                                    Ed 12/2000
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  FEATURES AND  EARNINGS APPRECIATOR. This feature is available in addition to either of the Death Benefit options. There is an
  COSTS OF A    additional charge for this feature that varies depending on the Death Benefit option you elect. If the Base Death
  STRATEGIC     Benefit is elected, the additional annual charge is 0.20 percent. If the GMDB option is elected, the additional
  PARTNERS      annual charge is 0.15 percent.
  VARIABLE
  ANNUITY       For a more complete explanation of the terms and conditions discussed in this section, you should refer to your
  (continued)   contract or prospectus.

              I acknowledge that I have read and that I understand the information contained in section 14.



              X ____________________________________________________________________     |_____| |____| |_____|
                  Contract owner's signature and date                                     month   day    year

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  SIGNATURE(S)  If applying for an IRA, I acknowledge receiving an IRA disclosure statement and understand that I will be given a financial disclosure statement with the contract. I understand that tax deferral is provided by the IRA, and acknowledge that I am purchasing this contract for its features other than tax deferral, including the lifetime income payout option, the Death Benefit protection, the ability to transfer among investment options without sales or withdrawal charges, and other features as described in the prospectus.

                No representative can make or change a contract or waive any of the rights.

                I believe that this contract meets my needs and financial objectives. Furthermore, I (1) understand that any amount of purchase payments allocated to a variable investment option will reflect the investment experience of that option and, therefore, annuity payments and surrender values may vary and are not guaranteed as to a fixed dollar amount, and (2) acknowledge receipt of the current prospectus for this contract and the variable investment options.

                [  ] If this application is being signed at the time the contract is delivered, I acknowledge receipt of the contract.

                [  ] Check here to request a Statement of Additional Information.

                MINIMUM DISTRIBUTION UNDER AN IRA: IF YOU HAVE NOT MET THE REQUIRED MINIMUM DISTRIBUTION FOR THE YEAR IN WHICH THE
                FUNDS ARE PAID TO PRUDENTIAL:

                I understand it is my responsibility to remove the minimum distribution from the purchase payment prior to sending money to Prudential with this application. Unless we are notified otherwise, Prudential will assume that the owner is satisfied with the required minimum distributions from other IRA funds.

                By signing this form, the trustee(s)/officer(s) hereby represents that the trustee(s)/officer(s) possess(es) the authority, on behalf of the non-natural person, to purchase the annuity contract and to exercise all rights of ownership and control over the contract, including the right to make purchase payments to the contract.

                OWNER'S TAX CERTIFICATION

                -------------------------------------------------------------------------------------------------------------------
                Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct taxpayer identification number. I HAVE/HAVE NOT (circle one) been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.
                                                 ------------------------------------------------
                                    THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION
                                                   OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS
                                                       REQUIRED TO AVOID BACKUP WITHHOLDING.
                -------------------------------------------------------------------------------------------------------------------

                We must have both the owner's and annuitant's signatures even if this contract is owned by a Trust, Corporation, or other entity. If the annuitant is a minor, please provide the signature of a legal guardian or custodian.


                X______________________________________________________________          |_____| |____| |_____|
                 Contract owner's signature and date                                      month   day    year

                X______________________________________________________________          |_____| |____| |_____|
                 Annuitant's signature (if applicable) and date                           month   day    year

                X______________________________________________________________          |_____| |____| |_____|
                 Co-annuitant's signature (if applicable) and date                        month    day    year

                 ______________________________________________________________          |_____| |____| |_____|
                 Signed at (city, state)                                                  month   day    year

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ORD 99667 New York                                                    Ed 12/2000
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  REPRESEN-     Commission Option (For Retail Distribution only. Choose only one.):
  TATIVE'S
  SIGNATURE     1. [  ] No Trail     2. [  ] Mid Trail        3. [  ] High Trail

                Note: If an option is not selected, the default option will be option 3.

                This application is submitted in the belief that the purchase of this contract is appropriate for the applicant based on the information provided and as reviewed with the applicant. Reasonable inquiry has been made of the owner concerning the owner's overall financial situation, needs, and investment objectives.

                The representative hereby certifies that all information contained in this application is true to the best of his or her knowledge.

                ____________________________________________________________                 |_________________________|
                   Representative's name (Please print)                                        Rep's contract/FA number

               X____________________________________________________________                 |________| |___| |________|
                   Representative's signature and date                                         month    day      year

                ____________________________________________________________                 |_________________________|
                   Second representative's name (Please print)                                 Rep's contract/FA number

               X____________________________________________________________                 |________| |___| |________|
                   Second representative's signature and date                                  month    day      year

                ____________________________________________________________    |______________________________________|
                   Branch/field office name and code                              Representative's telephone number

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  ADDITIONAL
  REMARKS
                ________________________________________________________________________________________________________

                ________________________________________________________________________________________________________

                ________________________________________________________________________________________________________

                ________________________________________________________________________________________________________

                ________________________________________________________________________________________________________

                ________________________________________________________________________________________________________

                ________________________________________________________________________________________________________

                ________________________________________________________________________________________________________

                ________________________________________________________________________________________________________

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                STANDARD  PRUDENTIAL ANNUITY SERVICE CENTER        OVERNIGHT PRUDENTIAL ANNUITY SERVICE CENTER
                MAIL TO:  PO BOX 7590                              MAIL TO:  2101 WELSH ROAD
                          PHILADELPHIA, PA 19101                             DRESHER, PA 19025

                If you have any questions, please call the Prudential Annuity Service Center at (888) 778-2888, Monday through
                Friday between 8:00 a.m. and 9:00 p.m. Eastern time.
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ORD 99667 New York                                                    Ed 12/2000
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